CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT

THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.11

AMENDMENT NO. 2

TO THE LICENSE AGREEMENT

BETWEEN INTRINSIC MEDICINE, INC. (FKA LUPA BIO, INC.) AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

This Amendment No. 2 to the License Agreement (this “Amendment No. 2”) is entered into by and between Intrinsic Medicine, Inc. (fka Lupa Bio, Inc.) (hereinafter “LICENSEE”) and the Regents of the University of California (“UNIVERSITY”) represented by its San Diego campus (“UC San Diego”), each referred to herein as a “Party”, or collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the License Agreement.

WHEREAS, and the University entered into a License Agreement, UC San Diego Control Number 2019-03-0146 (the “Agreement”) effective October 10, 2018 (“Effective Date”) whereby LICENSEE obtained certain rights from University for Therapeutic Products.

WHEREAS, the Parties amended the Agreement with Amendment No. 1, UC San Diego Control Number 2019-03-0146 (R501), effective October 10, 2019 to modify certain terms in the Agreement.

WHEREAS, the Parties now wish to amend the Agreement, to be effective upon the date of last signature of this Amendment No. 2 (“Amendment No. 2 Effective Date”), to modify certain terms in the Agreement.

NOW, THEREFORE, the Parties hereto agree as follows:

Amendment Fee

Within thirty (30) days of the Amendment No. 2 Effective Date, LICENSEE will pay to UNIVERSITY an amendment fee of three thousand dollars ($3,000).

With respect to the Preamble

The address of LICENSEE shall be changed to: [***].

Article 4.1. Reports (b), last paragraph shall be deleted and replaced with:

If no sales of Licensed Products have been made and no Sublicense revenue has been received by LICENSEE during any reporting period, LICENSEE shall so report. The reports referred to in this Paragraph 4.1(b) should be marked with the following title and case number: “License Agreement between UC SAN DIEGO and Intrinsic Medicine, Inc. for case number SD2018-048.” Reports shall be submitted as an attachment to UC SAN DIEGO’s email address: oic-reports@ucsd.edu.

Article 10. MISCELLANEOUS PROVISIONS (c)

Licensee’s address shall be changes as follows:

If sent to LICENSEE:

Intrinsic Medicine, Inc.

[***]

[***]

Attention: [***]

Phone: [***]

Email: [***]

Exhibit C – Milestone Payments shall be deleted and replaced with:

Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Exhibit D-Due Diligence shall be deleted and replaced with:

Milestone	Due Date	Status
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Capitalized terms shall have the meaning assigned to them in the License Agreement. Except as expressly and unambiguously stated herein, no other changes are made to the License Agreement. All other terms and conditions of the License Agreement shall remain in full force and effect. The License Agreement, Amendment No.1 and this Amendment No. 2 shall constitute the entire understanding of the parties with respect to the subject matter hereof and supersede any prior understanding, oral or written, between the parties with respect thereto. The License Agreement, Amendment No.1 and this Amendment No. 2 shall be governed in all respects by the laws of the State of California without regard to its conflict of laws provisions.

The parties agree that this Amendment No. 2 may be executed electronically and in two (2) or more counterparts each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 2 to the License to be executed by a duly authorized representative.

INTRINSIC MEDICINE, INC.:		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:

By:	/s/ Alexander Martinez	By:	Victoria Cajipe
Name: Alexander Martinez		Victoria Cajipe, Ph.D.
Title: CEO & Co-Founder		Associate Director
Date:	11/30/2020	Date:	11/30/2020

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